UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	01/31

Date of reporting period:	01/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

JANUARY 31, 2008

Annual Report
to Shareholders

DWS Core Plus Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. In the current market environment, mortgage backed securities are experiencing increased volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.01%, 1.74%, 1.86% and .73% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such periods and have been adjusted to reflect higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.87%	3.61%	4.25%	4.66%
Class B	4.02%	2.75%	3.41%	3.84%
Class C	4.04%	2.76%	3.43%	3.91%
Lehman Brothers US Aggregate Index+	8.81%	4.92%	4.75%	6.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 1/31/08
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	5.21%	3.92%	4.60%	5.00%
Lehman Brothers US Aggregate Index+	8.81%	4.92%	4.75%	5.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/08	$ 12.61	$ 12.62	$ 12.61	$ 12.58
1/31/07	$ 12.60	$ 12.61	$ 12.60	$ 12.57
Distribution Information: Twelve Months as of 1/31/08: Income Dividends	$ .59	$ .49	$ .49	$ .63
January Income Dividend	$ .0489	$ .0403	$ .0405	$ .0527
SEC 30-day Yield++ as of 1/31/08	4.44%	3.86%	3.87%	5.07%
Current Annualized Distribution Rate++ as of 1/31/08	4.65%	3.83%	3.85%	5.03%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.76% for Class B shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.73% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	116	of	172	68
3-Year	85	of	155	54
5-Year	65	of	135	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Lehman Brothers US Aggregate Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,015	$10,621	$11,761	$15,056
	Average annual total return	.15%	2.03%	3.30%	4.18%
Class B	Growth of $10,000	$10,102	$10,654	$11,725	$14,576
	Average annual total return	1.02%	2.13%	3.23%	3.84%
Class C	Growth of $10,000	$10,404	$10,852	$11,839	$14,669
	Average annual total return	4.04%	2.76%	3.43%	3.91%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,881	$11,551	$12,615	$17,933
	Average annual total return	8.81%	4.92%	4.75%	6.01%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Plus Income Fund — Institutional Class [] Lehman Brothers US Aggregate Index+

Yearly periods ended January 31
Comparative Results as of 1/31/08
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,052,100	$1,122,400	$1,252,300	$1,380,100
	Average annual total return	5.21%	3.92%	4.60%	5.00%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,088,100	$1,155,100	$1,261,500	$1,456,900
	Average annual total return	8.81%	4.92%	4.75%	5.88%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.80% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/08
DWS Core Plus Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.12%	3.84%	4.48%	4.90%
Lehman Brothers US Aggregate Index+	8.81%	4.92%	4.75%	6.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/08	$ 12.61
1/31/07	$ 12.60
Distribution Information: Twelve Months as of 1/31/08: Income Dividends	$ .62
January Income Dividend	$ .0516
SEC 30-day Yield++ as of 1/31/08	4.88%
Current Annualized Distribution Rate++ as of 1/31/08	4.91%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	110	of	172	64
3-Year	67	of	155	43
5-Year	53	of	135	39
10-Year	38	of	60	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Plus Income Fund — Class S [] Lehman Brothers US Aggregate Index+

Yearly periods ended January 31
Comparative Results as of 1/31/08
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,512	$11,196	$12,453	$16,141
	Average annual total return	5.12%	3.84%	4.48%	4.90%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,881	$11,551	$12,615	$17,933
	Average annual total return	8.81%	4.92%	4.75%	6.01%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,038.50	$ 1,034.30	$ 1,034.40	$ 1,040.30	$ 1,039.80
Expenses Paid per $1,000*	$ 5.24	$ 9.13	$ 9.18	$ 3.96	$ 3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,020.06	$ 1,016.23	$ 1,016.18	$ 1,021.32	$ 1,022.08
Expenses Paid per $1,000*	$ 5.19	$ 9.05	$ 9.10	$ 3.92	$ 3.16
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	1.02%	1.78%	1.79%	.77%	.62%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Core Plus Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, is the sub-subadvisor for the fund. AAMI and AAMISL provide a full range of international investment advisory services to institutional and retail clients. AAMI and AAMISL are each direct wholly owned subsidiaries of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the fund:

Gary W. Bartlett, CFA

Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005 and the fund in 2004.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

The following portfolio managers of the sub-subadvisor, Aberdeen Asset Management Investment Services Limited, are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the fund:

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

BSc from London School of Economics.

Annette Fraser

Head of Fixed Income — Asia Pacific and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

Portfolio Manager in the fixed income team for 16 years specializing in the global and US core plus mandates.

MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

Over 20 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Stephen Ilott

Head of Fixed Income and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

Joined the fund in 2004.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2004.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

BA from Warwick University.

In the following interview, Gary Bartlett, J. Christopher Gagnier, Warren S. Davis, Thomas J. Flaherty, Daniel R. Taylor and Timothy C. Vile, who serve as co-lead portfolio managers, as well as their extensive team of co-portfolio managers, discuss the recent market environment and strategy in managing DWS Core Plus Income Fund during its most recent annual period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Core Plus Income Fund perform for the 12-month period ended January 31, 2008?

A: For the period ended January 31, 2008, the total return of the fund's Class A shares was 4.87%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) The Lehman Brothers US Aggregate Index delivered an 8.81% return.1 The average return of the Lipper Corporate Debt Funds A-Rated category was 5.77% for the 12-month period ended January 31, 2008.2

1 The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Corporate Debt Funds A-Rated category is comprised of funds that invest primarily in corporate debt issues rated A or better or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the bond market perform during the 12-month period ended January 31, 2008?

A: Fixed-income markets had enjoyed a relatively sanguine, low-volatility environment in recent years. That environment continued during the first part of the year, but devolved into a far different set of circumstances in mid-year as problems in the subprime housing sector triggered a market contagion, and enormous yield spread widening, from which no non-Treasury sector of the fixed-income market was exempt. Even very high-quality portions of the market fell victim to severe widening of yield spreads versus benchmark Treasury securities, in the midst of a severe reduction of liquidity in fixed-income securities.3 As the result, the Lehman Brothers US Aggregate Index underperformed comparable duration Treasury issues by 2.89% with all non-Treasury sectors lagging comparable Treasuries by multiples of that. This level of relative underperformance among high-quality, non-Treasury sectors of the bond market is unprecedented.

3 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

These events were initiated by a serious fundamental decline in subprime mortgages which, along with a large supply overhang of debt relating to leveraged buyouts (LBOs), evolved rapidly into a market-wide technical imbalance. Fear of broader contagion led to a wide-scale forced reduction of leverage by investors and a seizing up of the credit markets, as forced selling overwhelmed a fear-stricken buyer base. Despite generally favorable fundamentals outside of subprime, this technical pressure resulted in a flight to quality that caused all of the spread sectors of the bond market to dramatically underperform Treasuries during the third quarter.4 Due to forced selling, the higher quality AAA sectors registered one of their poorest relative performance periods in history.5 By mid-September, market sentiment and liquidity had rebounded somewhat, primarily in reaction to the magnitude of the 50 basis points, or 0.5%, cut in the federal funds rate (the overnight rate charged by banks when they borrow money from each other). Against this backdrop, US Treasuries rallied sharply, and the yield curve steepened.6

4 Spread sectors are non-Treasury bond sectors of the fixed-income market.
5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Then, just when a modicum of market stability had been restored, the subprime and housing market-led flight to quality and contraction in liquidity resumed with a vengeance in the fourth quarter. Deteriorating subprime and mortgage fundamentals led to wider spreads and massive loss recognition by financial institutions. Significant further losses are feared.

What began as a bond market liquidity crunch has evolved into a credit crunch due to balance sheet constraints in the financial sector, deteriorating housing fundamentals, and fear of the unknown. The potential impact on the broader economy, particularly the impact on consumer spending, has become a major concern. Markets are pricing in a higher probability of recession now than at any point since the last downturn in 2001. These concerns were exacerbated in January as financial markets were severely distressed and yield spreads widened significantly.

Given the flight-to-quality engendered by the deflating credit bubble, Treasury yields rallied sharply, and the yield curve steepened. During the period, the two- year Treasury yield declined 2.25% to 2.10%, and the 10-year Treasury yield fell 1.22% to 3.60%. The US Federal Reserve Board (the Fed) lowered the fed funds rate another 0.50% in the fourth quarter to 4.25% and then, in response to the significant market distress in January, the Fed lowered it twice late in the month by a total of 1.25%, leaving the fed funds rate at 3.00% as the period ended.

Q: What factors helped and hurt performance and how is the fund positioned?

A: The fund's portfolio management team has long followed an investment philosophy which emphasizes the generation of returns through the identification of opportunities at the individual security level. This value approach to fixed income investing has resulted in a portfolio which, over time, has been overweighted to higher quality non-Treasury securities which have provided incremental income versus Treasury issues and contributed to positive performance as compared with the benchmark Lehman Brothers US Aggregate Index.7 This approach, which provided positive excess returns early in the period, was, due to the tightly focused flight to quality described above, a drag on performance relative to the benchmark during recent months.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Recent performance has been affected by the significant relative underperformance of all spread sectors of the bond markets as compared with US Treasuries. The irony of the flight to quality of the latter part of the period is that it has most directly affected highly rated parts of the non-Treasury markets. This is atypical of traditional squeezes on credit availability.

The relative underperformance for the period as a whole was primarily related to the core investment grade component of the portfolio, which has historically provided outperformance as compared with the benchmark.

Asset Backed Securities (ABS): We were relatively conservatively positioned in advance of the subprime crisis. However, with liquidity drained from the short-term spread markets, all bonds traded significantly wider irrespective of the fundamentals. That theme was much the same throughout the spread sectors. We continue to evaluate opportunities to selectively increase exposure to bonds that are mispriced relative to their fundamental cash flow profile. Given the relatively limited overweight and short duration of our holdings, ABS had a small negative impact on returns.

Commercial Mortgage-backed Securities (MBS): We increased exposure in the middle part of the year as spreads trebled across the rating spectrum. Due to the liquidity drain that ensued along with concerns related to fundamentals, these spreads have trebled yet again. Mid-year purchases positioned the fund approximately two times index weight. Holdings are concentrated in AAA-rated, super senior issues (30% credit enhanced) that have underperformed significantly in the spread widening environment but which we believe offer tremendous value. Relatively small exposure to BBB rated issues, which are trading at distressed levels, has also had a large negative impact on relative returns. With the fundamental outlook shifting beneath our feet as effects of the credit crunch on the economy play out, we are actively re-assessing every meaningful loan in all deals where the fund has below-AAA exposure.

Residential Mortgage-backed Securities (MBS): The residential MBS component of the Lehman Brothers US Aggregate Index is comprised of Agency securities, which benefited from the flight to quality and only modestly underperformed duration- neutral Treasuries in the fourth quarter.8 A large off-index allocation to non-Agency prime AAA-rated Hybrid Adjustable Rate Mortgages (ARMs), which the fund holds in lieu of Agency MBS and Treasuries, significantly underperformed due to the illiquidity and credit quality concerns. This exposure had a large negative impact on results. While we are enticed with spreads at these much wider levels and generally view most prime mortgages to have sound credit quality, we are also cognizant that valuations need to incorporate a potentially unprecedented period of credit stress in the prime mortgage market. Thus, we continue to carefully analyze the credit quality of each holding and purchase candidate.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Investment Grade Corporate: The impact of wider credit spreads in general only had a modest negative impact on returns as overall exposure was closer to index weight. The fund was underweight industrials, which added value. However, the fund held an overweight to financials as the sector significantly underperformed the corporate market generally in the face of massive subprime related write downs, balance sheet constraints, and greater transparency with respect to the full extent of subprime exposure. Further, holdings emphasized hybrid capital securities that significantly underperformed the financial sector as this exposure was lower in the capital structure and thus more exposed to weakness in the financial sector.

High-Yield: Exposure to high-yield bonds detracted modestly from returns as the sector underperformed investment grade bonds. We are finding good value in bank loans, which comprise close to half the fund's allocation in this sector and which we believe enables the fund to be more defensive with a limited give up in yield. The fund's overall increase in quality positioning and good security selection helped to limit the downside in this environment. With the average spread near 690 basis points (one basis point equals .01%) (compared to 300 basis points, or 3.0% one year ago), high-yield offers reasonable value, and we are finding selected relative value opportunities. However, we are cognizant of the potential for volatility and concerns related to recession and tight financial conditions.

Emerging Market Debt: While emerging markets debt underperformed investment grade bonds, strong fundamentals allowed the sector to perform relatively well. This represented somewhat of a decoupling as the sector has historically been levered to US risk assets. The fund's exposure detracted a small amount from relative performance, but a somewhat defensive posture and good security selection limited the negative impact on performance. With a positive fundamental outlook and wider spreads (297 basis points versus 182 basis points a year ago), we think this sector is positioned to outperform global credit. However, the credit crunch and the weakening US economy will at times weigh on the sector. We are finding the best value in selected hard currency markets, such as Argentina and the Ukraine, as well as local currency markets such as Turkey, Mexico and Brazil.

Finally, we are maintaining a modest exposure to Treasury Inflation Protected Securities in lieu of nominal Treasuries due to attractive carry and our belief that breakeven inflation expectations are low.9 The fund's small and well diversified currency exposure continues to favor Asia and to deemphasize the carry trade.

9 The carry trade is accomplished when investors borrow short-term and invest longer-term in fixed-income instruments such as emerging-markets bonds to capture higher yields

Q: What are your general thoughts on the state of the bond market?

A: In classic form, too much money was lent on too-lax terms, with the expectation of ever-rising prices. The inevitable correction is well underway. We believe equilibrium will be restored when prices fall sufficiently to clear the large technical imbalances that exist as a result. Transparency and price discovery are the order of the day. Not until this overhang of assets (houses, mortgage bonds, leveraged loans, etc.) clears the market, even if at levels sellers are unhappy with, will we collectively regain the confidence to lend, invest, and spend with vigor again. Only when realistic loss assumptions have been applied, and requisite capital fortification is secured, can we begin to believe that the market's foundation is sound. As both institutions and vehicles, including banks, special investment vehicles and bond insurers work to recapitalize, some progress is being made.

We believe the fund should be able to recoup recent underperformance over time as we take advantage of relative return opportunities in the current environment and as prices evolve to more appropriately reflect fundamentals. While it is hard to predict how quickly this may occur, we believe relative performance should be cushioned in the interim from a large income advantage relative to the benchmark. Further, we will continue to re-examine the logic and valuation of every portfolio holding in the context of the current environment, which continues to evolve, and in the context of a worse-case, recessionary outcome.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/08	1/31/07

Commercial and Non-Agency Mortgage Backed Securites	32%	29%
Corporate Bonds	24%	24%
Collateralized Mortgage Obligations	11%	13%
Government & Agency Obligations	14%	10%
Mortgage Backed Securities Pass-Throughs	10%	9%
Cash Equivalents	3%	4%
Municipal Bonds and Notes	2%	4%
Preferred Securities	2%	2%
Asset Backed	2%	5%
	100%	100%
Quality (Excludes Securities Lending Collateral)	1/31/08	1/31/07

US Government and Agencies	35%	32%
AAA*	35%	39%
AA	2%	1%
A	9%	7%
BBB	12%	12%
BB	4%	4%
B	3%	3%
Not Rated	—	2%
	100%	100%
* Category includes cash equivalents.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	1/31/08	1/31/07

Less than 1 year	4%	7%
1-4.99 years	51%	39%
5-9.99 years	33%	40%
Greater than 10 years	12%	14%
	100%	100%

Weighted average effective maturity: 6.6 years and 7.2 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 23.4%
Consumer Discretionary 1.3%
AutoNation, Inc., 7.0%, 4/15/2014	381,000	339,090
Avis Budget Car Rental LLC, 7.625%, 5/15/2014	373,000	343,160
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	805,000	757,706
8.125%, 5/15/2011	535,000	466,119
Comcast Cable Holdings LLC:
9.875%, 6/15/2022	475,000	640,431
10.125%, 4/15/2022	675,000	890,460
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	223,000	213,523
INVISTA, 144A, 9.25%, 5/1/2012	1,044,000	1,062,270
MGM MIRAGE:
6.625%, 7/15/2015	81,000	74,723
6.875%, 4/1/2016	64,000	59,200
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	89,000	82,548
Station Casinos, Inc., 6.5%, 2/1/2014	866,000	597,540
TCI Communications, Inc., 8.75%, 8/1/2015	402,000	472,155
Valassis Communications, Inc., 8.25%, 3/1/2015	404,000	335,320
Viacom, Inc.:
5.75%, 4/30/2011	1,598,000	1,637,721
6.75%, 10/5/2037	570,000	555,545
		8,527,511
Consumer Staples 1.0%
Constellation Brands, Inc.:
7.25%, 9/1/2016	364,000	347,620
7.25%, 5/15/2017	519,000	493,050
8.375%, 12/15/2014	195,000	200,850
CVS Caremark Corp.:
6.25%, 6/1/2027	1,027,000	1,023,466
6.302%, 6/1/2037	3,289,000	3,064,328
Dean Foods Co., 7.0%, 6/1/2016	603,000	548,730
Miller Brewing Co., 144A, 5.5%, 8/15/2013	925,000	974,361
		6,652,405
Energy 1.7%
Allis-Chalmers Energy, Inc., 8.5%, 3/1/2017	515,000	473,800
Alpha Natural Resources LLC, 10.0%, 6/1/2012	217,000	222,968
Basic Energy Services, Inc., 7.125%, 4/15/2016	551,000	517,940
Canadian Natural Resources Ltd., 6.5%, 2/15/2037	1,155,000	1,154,669
Dynegy Holdings, Inc., 7.5%, 6/1/2015	457,000	426,152
Enbridge Energy Partners LP, 8.05%, 10/1/2037	177,000	170,266
Enterprise Products Operating LP, 8.375%, 8/1/2066	1,154,000	1,153,219
Forest Oil Corp., 144A, 7.25%, 6/15/2019	198,000	198,000
Helix Energy Solutions Group, Inc., 144A, 9.5%, 1/15/2016	138,000	140,070
Petroleos de Venezuela SA, Series REG S, 5.375%, 4/12/2027	1,040,000	644,800
Southern Union Co., 7.2%, 11/1/2066	552,000	542,963
Tesoro Corp., 6.625%, 11/1/2015	861,000	837,322
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	2,107,000	1,961,952
Valero Energy Corp., 6.625%, 6/15/2037	1,745,000	1,723,683
Williams Partners LP, 7.25%, 2/1/2017	698,000	722,430
		10,890,234
Financials 11.0%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	1,700,000	1,692,520
American Express Centurion Bank, 5.55%, 10/17/2012	2,075,000	2,152,275
American General Finance Corp., Series J, 5.625%, 8/17/2011	5,335,000	5,488,648
Arch Western Finance LLC, 6.75%, 7/1/2013	374,000	361,845
Axa SA, 144A, 6.379%, 12/14/2049	1,085,000	914,134
Banque Centrale de Tunisie, 8.25%, 9/19/2027	280,000	343,700
Corp. Andina de Fomento:
5.75%, 1/12/2017	980,000	956,196
6.875%, 3/15/2012	355,000	380,837
Discover Financial Services, 144A, 5.663%*, 6/11/2010	1,715,000	1,581,333
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	2,535,000	2,534,414
EDP Finance BV, 144A, 5.375%, 11/2/2012	2,485,000	2,559,943
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	995,000	1,005,521
144A, 7.0%, 10/15/2037	2,150,000	1,953,234
144A, 8.0%, 1/15/2011	2,896,000	3,161,129
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011	355,000	362,533
FBL Financial Group, Inc., 5.875%, 3/15/2017	1,400,000	1,429,491
Ford Motor Credit Co., LLC:
7.127%*, 1/13/2012	450,000	379,055
7.8%, 6/1/2012	193,000	170,945
FPL Group Capital, Inc.:
6.65%, 6/15/2067	920,000	865,841
Series D, 7.3%, 9/1/2067	125,000	125,536
General Electric Capital Corp., 5.875%, 1/14/2038	2,525,000	2,467,521
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	1,880,000	1,826,984
GMAC LLC:
6.625%, 5/15/2012	1,253,000	1,059,579
8.0%, 11/1/2031	139,000	115,197
Goldman Sachs Capital II, 5.793%, 12/29/2049	2,080,000	1,609,440
ICICI Bank Ltd., 144A, 6.375%, 4/30/2022	1,295,000	1,092,769
John Deere Capital Corp., Series D, 4.95%, 12/17/2012	2,325,000	2,395,475
JPMorgan Chase Capital XXII, Series V, 6.45%, 2/2/2037	194,000	175,264
Kinder Morgan Finance Co.:
5.35%, 1/5/2011	112,000	109,907
5.7%, 1/5/2016	57,000	50,529
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	680,000	588,146
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	305,000	295,850
PartnerRe Finance II, 6.44%, 12/1/2066	1,838,000	1,654,862
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	1,848,000	1,993,038
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	11,625,439	476,547
Regions Financial Corp., 7.375%, 12/10/2037	1,847,000	1,852,921
Santander Perpetual SA Unipersonal, 144A, 6.671%, 10/29/2049	1,300,000	1,317,116
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	2,025,000	2,119,037
Standard Chartered PLC, 144A, 7.014%, 12/30/2049	1,700,000	1,611,478
The Goldman Sachs Group, Inc., 5.95%, 1/15/2027	4,305,000	3,965,495
The Travelers Companies, Inc., 6.25%, 3/15/2037	425,000	404,136
TNK-BP Finance SA:
144A, 7.5%, 3/13/2013	1,090,000	1,095,450
144A, 7.875%, 3/13/2018	965,000	955,350
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	479,000	489,825
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	770,000	763,798
USB Capital IX, 6.189%, 4/15/2049	1,035,000	822,825
Wachovia Capital Trust III, 5.8%, 3/15/2042	4,039,000	3,190,810
Wells Fargo & Co., 5.25%, 10/23/2012	2,005,000	2,084,428
Woori Bank, 144A, 6.208%, 5/2/2037 (b)	3,485,000	2,994,601
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	1,675,000	1,643,234
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	2,000,000	1,826,040
		71,466,782
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	202,000	170,690
Community Health Systems, Inc., 8.875%, 7/15/2015	475,000	477,969
Schering-Plough Corp., 6.55%, 9/15/2037	845,000	852,448
		1,501,107
Industrials 0.4%
Grant Prideco, Inc., Series B, 6.125%, 8/15/2015	462,000	472,395
Iron Mountain, Inc., 8.625%, 4/1/2013	205,000	207,050
Kansas City Southern de Mexico SA de CV:
7.625%, 12/1/2013	259,000	249,935
9.375%, 5/1/2012	1,060,000	1,091,800
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	262,000	222,045
SemGroup LP, 144A, 8.75%, 11/15/2015	165,000	154,275
TransDigm, Inc., 7.75%, 7/15/2014	70,000	70,350
		2,467,850
Information Technology 0.6%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	1,548,000	1,491,332
Tyco Electronics Group SA, 144A, 6.0%, 10/1/2012	2,185,000	2,292,419
		3,783,751
Materials 1.2%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	2,682,000	2,653,474
Domtar Corp., 5.375%, 12/1/2013	551,000	493,145
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	768,000	816,000
Georgia-Pacific Corp., 8.125%, 5/15/2011	1,042,000	1,042,000
Huntsman International LLC, 7.375%, 1/1/2015	302,000	317,100
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	718,000	649,790
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	265,000	261,960
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	396,000	367,290
Steel Dynamics, Inc., 144A, 7.375%, 11/1/2012	503,000	501,743
The Mosaic Co., 144A, 7.625%, 12/1/2014	489,000	528,120
Vulcan Materials Co., 5.6%, 11/30/2012	120,000	123,535
		7,754,162
Telecommunication Services 1.3%
AT&T, Inc., 5.5%, 2/1/2018	2,460,000	2,468,231
British Telecommunications PLC, 5.15%, 1/15/2013	1,700,000	1,745,647
Citizens Communications Co., 9.0%, 8/15/2031	506,000	480,700
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	792,000	724,510
Nordic Telephone Co. Holdings ApS, 144A, 10.107%*, 5/1/2016 EUR	445,000	648,349
Qwest Corp., 7.625%, 6/15/2015	1,480,000	1,491,100
SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	700,000	750,480
Telecom Italia Capital, 6.2%, 7/18/2011	320,000	333,501
		8,642,518
Utilities 4.7%
AES Corp.:
8.0%, 10/15/2017	235,000	239,700
144A, 8.75%, 5/15/2013	156,000	163,020
9.5%, 6/1/2009	293,000	301,790
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,187,000	1,270,090
Arizona Public Service Co., 6.875%, 8/1/2036	1,320,000	1,340,403
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	440,000	434,124
CMS Energy Corp., 8.5%, 4/15/2011	135,000	145,239
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	1,665,000	1,737,955
6.95%, 7/15/2018	1,030,000	1,059,612
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	1,075,000	1,020,966
7.5%, 6/30/2066	3,055,000	2,920,195
Edison Mission Energy:
7.0%, 5/15/2017	177,000	172,133
7.5%, 6/15/2013	898,000	918,205
Energy East Corp.:
6.75%, 6/15/2012	2,505,000	2,714,726
6.75%, 9/15/2033	300,000	303,564
6.75%, 7/15/2036	1,155,000	1,169,308
Energy Future Holdings Corp., 7.48%, 1/1/2017	1,220,946	1,096,067
FPL Energy National Wind, 144A, 5.608%, 3/10/2024	1,754,209	1,774,066
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,810,000	1,624,070
Intergen NV, 144A, 9.0%, 6/30/2017	445,000	463,913
Majapahit Holding BV, Series REG S, 7.75%, 10/17/2016	400,000	390,844
Mirant Mid Atlantic LLC, Series A, 8.625%, 6/30/2012	363,514	383,280
NRG Energy, Inc.:
7.375%, 2/1/2016	610,000	589,413
7.375%, 1/15/2017	740,000	716,875
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	2,615,000	2,407,131
Regency Energy Partners LP, 8.375%, 12/15/2013	745,000	756,175
Reliant Energy, Inc., 6.75%, 12/15/2014	513,000	517,489
Sierra Pacific Power Co., Series P, 6.75%, 7/1/2037	1,190,000	1,222,037
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	3,050,000	2,753,392
		30,605,782
Total Corporate Bonds (Cost $157,968,341)		152,292,102

Asset Backed 1.9%
Home Equity Loans
Bayview Financial Acquisition Trust, "1A1", Series 2006-C, 6.035%, 11/28/2036	3,338,906	3,372,295
Countrywide Asset-Backed Certificates:
"2A3", Series 2005-12, 5.069%, 2/25/2036	3,145,000	3,058,013
"A6", Series 2006-S6, 5.657%, 3/25/2034	3,120,000	2,578,243
Master Asset Backed Securities Trust, "A1B", Series 2005-AB1, 5.143%, 11/25/2035	425,460	424,466
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	1,256,486	1,253,420
Residential Asset Mortgage Products, Inc., "AI5", Series 2002-RS3, 5.572%, 6/25/2032	1,999,726	1,957,379
Total Asset Backed (Cost $13,261,052)		12,643,816

Commercial and Non-Agency Mortgage-Backed Securities 32.3%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.76%*, 5/25/2036	3,190,000	3,210,666
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	2,270,000	2,278,603
"A2", Series 2007-3, 5.838%*, 6/10/2049	1,830,000	1,847,145
"AM", Series 2007-4, 6.003%*, 2/10/2051	3,105,000	2,981,420
"H", Series 2007-3, 144A, 5.838%*, 6/10/2049	1,875,000	1,028,049
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	7,061,164	7,055,895
"2A1", Series 2006-4, 5.797%*, 10/25/2036	2,468,064	2,486,230
"22A1", Series 2007-4, 6.006%*, 6/25/2047	4,798,702	4,836,687
Bear Stearns Commercial Mortgage Securities:
"A2", Series 2007-PW16, 5.85%*, 6/11/2040	5,150,000	5,197,624
"AAB", Series 2007-PW16, 5.902%*, 6/11/2040	3,725,000	3,704,837
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.279%*, 12/25/2035	4,921,360	4,930,540
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	2,162,248	2,180,690
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	4,255,642	4,268,227
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	1,372,488	1,385,337
"1A2", Series 2006-AR2, 5.531%*, 3/25/2036	2,503,282	2,542,007
"2A1A", Series 2007-AR8, 5.921%*, 7/25/2037	4,310,784	4,409,323
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,756,687	2,860,926
Countrywide Alternative Loan Trust:
"1A5", Series 2003-J1, 5.25%, 10/25/2033	1,581,061	1,593,355
"1A15", Series 2005-J10, 5.5%, 10/25/2035	3,049,404	3,036,097
"1A1", Series 2004-J1, 6.0%, 2/25/2034	259,881	260,774
"7A1", Series 2004-J2, 6.0%, 12/25/2033	764,557	780,566
Credit Suisse Mortgage Capital Certificates, Inc., "3A1", Series 2006-9, 6.0%, 11/25/2036	4,685,463	4,701,571
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	705,986	702,308
First Horizon Mortgage Pass-Through Trust, "1A1", Series 2007-AR1, 5.86%*, 5/25/2037	3,247,373	3,334,493
GE Capital Commercial Mortgage Corp.:
"A2", Series 2007-C1, 5.417%, 12/10/2049	1,635,000	1,631,524
"AJ", Series 2007-C1, 5.677%, 12/10/2049	4,060,000	3,656,897
GMAC Mortgage Corp. Loan Trust:
"4A1", Series 2005-AR6, 5.461%*, 11/19/2035	2,827,145	2,832,315
"A1", Series 2006-J1, 5.75%, 4/25/2036	5,741,122	5,796,247
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	3,440,000	3,455,080
"A2", Series 2007-GG10, 5.778%, 8/10/2045	5,080,000	5,131,350
"C", Series 1998-C1, 6.91%, 10/18/2030	3,255,000	3,282,680
GSR Mortgage Loan Trust:
"2A4", Series 2006-AR1, 5.179%*, 1/25/2036	5,145,000	5,251,781
"2A1", Series 2007-AR1, 5.999%*, 3/25/2037	1,747,336	1,775,845
IndyMac Inda Mortgage Loan Trust, "1A1", Series 2007-AR3, 5.964%*, 7/25/2037	5,136,273	5,235,738
IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.78%*, 1/25/2037	1,546,902	1,574,971
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2006-LDP6, 5.475%, 4/15/2043	1,465,000	1,457,741
"ASB", Series 2007-LD12, 5.833%, 2/15/2051	3,700,000	3,692,989
"ASB", Series 2007-CB19, 5.92%*, 2/12/2049	3,090,000	3,080,188
"F", Series 2007-LD11, 6.007%*, 6/15/2049	1,660,000	1,202,044
"H", Series 2007-LD11, 144A, 6.007%*, 6/15/2049	2,910,000	1,620,642
"J", Series 2007-LD11, 144A, 6.007%*, 6/15/2049	1,000,000	524,420
"K", Series 2007-LD11, 144A, 6.007%*, 6/15/2049	2,380,000	1,143,013
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.778%*, 7/25/2035	5,012,485	4,990,313
"2A4", Series 2006-A2, 5.753%*, 4/25/2036	4,085,000	4,121,358
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	5,882,552	5,917,004
"5A1", Series 2005-2, 6.5%, 12/25/2034	758,763	781,289
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	2,582,011	2,593,307
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	465,000	468,864
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.023%*, 6/12/2050	1,810,000	1,820,676
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	3,075,000	2,989,054
Morgan Stanley Capital I, "AAB", Series 2007-IQ14, 5.654%, 4/15/2049	3,465,000	3,417,231
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	3,246,757	3,253,861
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.8%*, 2/20/2047	4,498,153	4,619,027
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%*, 12/25/2035	3,410,000	3,234,341
"2A1", Series 2006-1, 5.62%*, 2/25/2036	2,625,591	2,655,999
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	818,290	801,669
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2007-C31, 5.421%, 4/15/2047	3,390,000	3,376,199
"ABP", Series 2007-C32, 5.929%*, 6/15/2049	2,245,000	2,228,852
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.154%*, 10/20/2035	5,111,870	5,124,588
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A1", Series 2006-AR18, 5.346%*, 1/25/2037	3,803,070	3,867,279
"4A1", Series 2007-HY3, 5.349%*, 3/25/2037	2,963,137	3,008,772
"1A1", Series 2007-HY4, 5.55%*, 4/25/2037	4,742,690	4,813,138
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.338%*, 7/25/2035	3,479,016	3,425,442
"2A5", Series 2006-AR2, 5.107%*, 3/25/2036	9,333,386	9,422,479
"A1", Series 2006-3, 5.5%, 3/25/2036	2,851,442	2,858,342
"2A5", Series 2006-AR1, 5.554%*, 3/25/2036	3,340,000	3,232,502
"1A3", Series 2006-6, 5.75%, 5/25/2036	2,975,828	3,007,434
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $211,927,852)		209,987,855

Collateralized Mortgage Obligations 10.7%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,234,047	2,376,992
Federal Home Loan Mortgage Corp.:
"JG", Series 2937, 5.0%, 8/15/2033	7,240,000	7,155,106
"OG", Series 2889, 5.0%, 5/15/2033	7,102,000	7,008,317
"PB", Series 2893, 5.0%, 12/15/2027	3,800,000	3,877,392
"PE", Series 2898, 5.0%, 5/15/2033	3,440,000	3,393,261
"PG", Series 2734, 5.0%, 7/15/2032	6,738,000	6,699,358
"QE", Series 2991, 5.0%, 8/15/2034	5,609,000	5,523,844
"UE", Series 2764, 5.0%, 10/15/2032	6,133,000	6,104,481
"UE", Series 2911, 5.0%, 6/15/2033	3,585,000	3,530,812
"PE", Series 2522, 5.5%, 3/15/2022	11,050,000	11,328,076
Federal National Mortgage Association:
"C", Series 2002-M2, 4.717%, 8/25/2012	8,081,633	7,996,619
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,830,806
"ZQ", Series G92-9, 7.0%, 12/25/2021	413,134	417,794
Total Collateralized Mortgage Obligations (Cost $68,265,406)		69,242,858

Mortgage Backed Securities Pass-Throughs 10.3%
Federal Home Loan Mortgage Corp., 7.0%, 1/1/2038	1,551,444	1,638,687
Federal National Mortgage Association:
4.5%, with various maturities from 5/1/2019 until 8/1/2033	12,311,528	12,164,877
5.0%, with various maturities from 8/1/2020 until 3/1/2034	11,152,589	11,149,557
5.5%, with various maturities from 12/1/2024 until 7/1/2037	24,795,315	25,150,468
6.0%, 9/1/2036	3,485,619	3,577,525
6.5%, with various maturities from 9/1/2016 until 4/1/2037	12,303,055	12,781,500
8.0%, 9/1/2015	474,474	518,600
Total Mortgage Backed Securities Pass-Throughs (Cost $65,258,176)		66,981,214

Government & Agency Obligations 13.5%
Sovereign Bonds 3.1%
Aries Vermogensverwaltung GmbH, Series B, REG S, 7.75%, 10/25/2009 EUR	250,000	392,117
Dominican Republic, Series REG S, 8.625%, 4/20/2027	210,000	238,350
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	2,650,000	827,151
Government of Ukraine, Series REG S, 6.75%, 11/14/2017	1,420,000	1,427,256
Islamic Republic of Pakistan, Series REG S, 6.875%, 6/1/2017	850,000	705,500
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	7,200,000	681,182
Series MI10, 9.0%, 12/20/2012 MXN	11,040,000	1,080,306
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	2,590,000	1,251,391
Republic of Argentina:
GDP Linked Note, 12/15/2035	2,360,000	299,371
Series X, 7.0%, 4/17/2017	1,570,000	1,265,388
Republic of Colombia, 7.375%, 9/18/2037	1,400,000	1,494,500
Republic of Egypt:
Series REG S, 8.75%, 7/18/2012 EGP	3,000,000	558,704
9.1%, 7/12/2010 EGP	1,350,000	244,688
9.1%, 9/20/2012 EGP	850,000	155,501
9.35%, 8/16/2010 EGP	300,000	56,729
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035	350,000	393,750
Republic of Gabon, Series REG S, 8.2%, 12/12/2017	700,000	730,625
Republic of Ghana, Series REG S, 8.5%, 10/4/2017	660,000	697,950
Republic of Panama:
6.7%, 1/26/2036	630,000	636,300
7.125%, 1/29/2026	830,000	880,630
7.25%, 3/15/2015	300,000	331,500
8.875%, 9/30/2027	100,000	125,500
Republic of Peru, 8.2%, 8/12/2026 PEN	2,660,000	1,040,696
Republic of Philippines:
8.25%, 1/15/2014	355,000	403,813
9.0%, 2/15/2013	600,000	693,000
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	190,000	175,750
Republic of Turkey:
6.875%, 3/17/2036	190,000	186,675
Series CPI, 10.0%, 2/15/2012 TRY	1,070,000	1,043,546
16.0%, 3/7/2012 TRY	650,000	547,197
Republic of Uruguay:
7.875%, 1/15/2033 (PIK)	110,000	119,790
8.0%, 11/18/2022	260,000	287,040
Republic of Venezuela, 7.65%, 4/21/2025	440,000	382,800
Russian Federation, Series REG S, 7.5%, 3/31/2030	180,000	206,874
State of Qatar, Series REG S, 9.75%, 6/15/2030	410,000	649,358
		20,210,928
US Treasury Obligations 10.4%
US Treasury Bonds:
4.75%, 2/15/2037 (b)	8,516,000	9,072,197
6.0%, 2/15/2026 (b)	10,147,000	12,267,561
6.875%, 8/15/2025	570,000	749,995
8.125%, 8/15/2019	3,690,000	5,108,920
US Treasury Inflation Indexed Note, 2.0%, 1/15/2014	16,855,454	17,974,757
US Treasury Notes:
3.625%, 12/31/2012	4,640,000	4,812,914
4.25%, 11/15/2014	590,000	626,921
4.25%, 11/15/2017 (b)	3,320,000	3,486,518
4.375%, 11/15/2008	725,000	737,065
4.5%, 4/30/2012	580,000	622,095
4.875%, 8/31/2008 (b)	5,950,000	6,039,714
4.875%, 4/30/2011	3,119,000	3,360,479
5.125%, 6/30/2008	2,550,000	2,581,477
		67,440,613
Total Government & Agency Obligations (Cost $84,788,588)		87,651,541

Sovereign Loans 0.0%
CFSB (Exim Ukraine), 7.65%, 9/7/2011	120,000	119,772
Gazprombank, 7.25%, 2/22/2010 RUB	2,400,000	97,987
Total Sovereign Loans (Cost $215,524)		217,759

Municipal Bonds and Notes 2.5%
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (c)	3,325,000	3,266,413
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	3,555,000	3,713,269
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (c)	390,000	417,725
Union City, CA, Taxable Pension Obligation, 5.36%, 7/1/2014 (c)	3,620,000	3,820,186
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	3,600,000	3,785,544
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	1,335,000	1,301,865
Total Municipal Bonds and Notes (Cost $15,708,424)		16,305,002

Preferred Securities 2.1%
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	780,000	760,890
Catlin Insurance Co., Ltd., 144A, 7.249%, 1/19/2017**	654,000	586,906
ComEd Financing III, 6.35%, 3/15/2033	753,000	595,547
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016**	3,315,000	3,160,554
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011**	1,425,000	1,439,150
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017**	2,100,000	2,150,837
Stoneheath Re, 6.868%, 10/15/2011**	2,905,000	2,604,623
XL Capital Ltd., Series E, 6.5%, 4/15/2017**	2,581,000	2,038,476
Total Preferred Securities (Cost $14,380,287)		13,336,983
	Shares	Value ($)

Preferred Stocks 0.3%
Arch Capital Group Ltd. Series A, 8.0%	13,089	334,997
Delphi Financial Group, Inc., 7.376%	56,600	1,260,058
Ford Motor Credit Co., LLC, 7.375%	3,500	64,330
Total Preferred Stocks (Cost $1,822,567)		1,659,385

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 4.22% (d) (e) (Cost $37,341,772)	37,341,772	37,341,772

Cash Equivalents 2.5%
Cash Management QP Trust, 4.52% (d) (Cost $16,331,721)	16,331,721	16,331,721
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $687,269,710)+	105.2	683,992,008
Other Assets and Liabilities, Net (b)	(5.2)	(33,910,832)
Net Assets	100.0	650,081,176
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2008.
** The date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $688,285,827. At January 31, 2008, net unrealized depreciation for all securities based on tax cost was $4,293,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,246,896 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,540,715.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan amounting to $32,378,191 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net is a pending sale, amounting to $3,655,468, that is also on loan. The value of all securities loaned at January 31, 2008 amounted to $36,033,659 which is 5.5% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.5
Financial Security Assurance, Inc.	0.5
MBIA Corp.	0.8
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

As of January 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	3,130,373	CHF	3,441,000	4/17/2008	57,564
USD	1,658,939	EUR	1,140,000	4/17/2008	31,778
CHF	951,000	EUR	596,861	4/17/2008	4,137
CHF	1,524,000	EUR	964,572	4/17/2008	18,623
EUR	542,080	HUF	142,037,000	4/17/2008	6,725
USD	1,954,042	JPY	207,148,000	4/17/2008	3,758
JPY	92,280,000	USD	872,854	4/17/2008	697
EUR	1,116,132	NOK	9,005,000	4/17/2008	288
USD	842,113	NZD	1,135,000	4/17/2008	42,647
USD	1,030,074	RUB	25,517,000	4/17/2008	10,440
USD	844,438	RUB	20,975,000	4/17/2008	10,866
USD	1,622,173	SEK	10,573,000	4/17/2008	35,038
USD	671,205	TRY	838,000	4/17/2008	25,921
USD	1,783,659	CNY	12,705,000	7/16/2008	59,767
Total unrealized appreciation					308,249
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
EUR	455,000	USD	668,923	2/21/2008	(7,169)
EUR	11,100	USD	16,328	2/21/2008	(165)
BRL	542,000	USD	293,131	4/17/2008	(10,957)
CAD	1,700,000	USD	1,642,512	4/17/2008	(47,758)
CHF	951,000	USD	864,500	4/17/2008	(16,560)
EUR	799,084	USD	1,164,918	4/17/2008	(20,193)
EUR	1,295,000	USD	1,881,739	4/17/2008	(38,857)
HUF	146,254,000	USD	822,825	4/17/2008	(11,920)
NZD	1,102,000	USD	819,888	4/17/2008	(39,148)
USD	348,362	PHP	14,039,000	4/17/2008	(3,926)
USD	351,907	PHP	14,305,000	4/17/2008	(945)
TRY	2,658,000	USD	2,139,901	4/17/2008	(71,269)
USD	298,918	UAH	1,520,000	4/17/2008	(3,041)
Total unrealized depreciation					(271,908)
Currency Abbreviations
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CNY Yuan Renminbi
EGP Egyptian Pound
EUR Euro
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
PEN Peruvian Nuevo Sol
PHP Philippine Peso
RUB Russian Ruble
SEK Swedish Krona
TRY Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008
Assets
Investments: Investments in securities, at value (cost $633,596,217) including $32,378,191 of securities loaned	$ 630,318,515
Investment in Daily Assets Fund Institutional (cost $37,341,772)*	37,341,772
Investment in Cash Management QP Trust (cost $16,331,721)	16,331,721
Total investments, at value (cost $687,269,710)	683,992,008
Cash	7,676
Foreign currency, at value (cost $40,125)	39,243
Receivable for investments sold	6,845,000
Receivable for Fund shares sold	905,164
Dividends receivable	32,637
Interest receivable	5,796,213
Unrealized appreciation on forward foreign currency exchange contracts	308,249
Net receivable on closed forward currency exchange contracts	30,229
Foreign taxes recoverable	15,125
Other assets	50,155
Total assets	698,021,699
Liabilities
Payable for investments purchased	8,464,889
Payable for Fund shares redeemed	1,070,129
Payable upon return of securities loaned	37,341,772
Unrealized depreciation on forward foreign currency exchange contracts	271,908
Accrued management fee	247,396
Other accrued expenses and liabilities	544,429
Total liabilities	47,940,523
Net assets, at value	$ 650,081,176
Net Assets Consist of
Undistributed net investment income	2,102,577
Net unrealized appreciation (depreciation) on: Investments	(3,277,702)
Foreign currency	68,615
Accumulated net realized gain (loss)	(65,889,049)
Paid-in capital	717,076,735
Net assets, at value	$ 650,081,176
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($192,954,204 ÷ 15,302,093 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.61
Maximum offering price per share (100 ÷ 95.5 of $12.61)	$ 13.20
Class B Net Asset Value offering and redemption price(a) per share ($7,033,208 ÷ 557,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.62
Class C Net Asset Value offering and redemption price(a) per share ($12,544,310 ÷ 994,767 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.61
Class S Net Asset Value offering and redemption price(a) per share ($416,804,433 ÷ 33,060,645 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.61

Institutional Class

Net Asset Value offering and redemption price(a) per share ($20,745,021 ÷ 1,648,520 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.58
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $24,602)	$ 36,342,186
Dividends	112,553
Interest — Cash Management QP Trust	1,045,085
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	233,854
Total Income	37,733,678
Expenses: Management fee	3,008,141
Administration fee	674,285
Distribution and service fees	693,337
Services to shareholders	1,115,695
Custodian fee	56,073
Professional fees	120,884
Trustees' fees and expenses	26,240
Reports to shareholders	159,007
Registration fees	64,254
Other	66,706
Total expenses before expense reductions	5,984,622
Expense reductions	(126,814)
Total expenses after expense reductions	5,857,808
Net investment income	31,875,870
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	179,389
Foreign currency	(871,321)
(691,932)
Change in net unrealized appreciation (depreciation) on: Investments	1,440,771
Foreign currency	(5,377)
1,435,394
Net gain (loss)	743,462
Net increase (decrease) in net assets resulting from operations	$ 32,619,332

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2008	2007
Operations: Net investment income	$ 31,875,870	$ 32,716,490
Net realized gain (loss)	(691,932)	(7,746,257)
Change in net unrealized appreciation (depreciation)	1,435,394	4,427,317
Net increase (decrease) in net assets resulting from operations	32,619,332	29,397,550
Distributions to shareholders from: Net investment income: Class A	(9,413,082)	(10,545,869)
Class B	(333,582)	(547,565)
Class C	(488,525)	(526,034)
Class AARP	—	(2,757,764)
Class S	(21,034,744)	(20,384,014)
Institutional Class	(1,071,474)	(17,783)
Total Distributions	(32,341,407)	(34,779,029)
Fund share transactions: Proceeds from shares sold	105,815,859	62,801,030
Reinvestment of distributions	25,867,635	27,295,264
Cost of shares redeemed	(161,851,637)	(178,451,590)
Redemption fees	13,494	5,866
Net increase (decrease) in net assets from Fund share transactions	(30,154,649)	(88,349,430)
Increase (decrease) in net assets	(29,876,724)	(93,730,909)
Net assets at beginning of period	679,957,900	773,688,809
Net assets at end of period (including undistributed net investment income of $2,102,577 and $2,262,706, respectively)	$ 650,081,176	$ 679,957,900

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[a]	.58	.56	.49	.50	.44
Net realized and unrealized gain (loss)	.02	(.04)	(.26)	.12	.26
Total from investment operations	.60	.52	.23	.62	.70
Less distributions from: Net investment income	(.59)	(.60)	(.59)	(.55)	(.49)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Total Return (%)[b]	4.87	4.20	1.78	4.90	5.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193	212	240	263	283
Ratio of expenses (%)	1.02	1.06	1.02	1.01	1.07
Ratio of net investment income (%)	4.58	4.44	3.82	3.87	3.47
Portfolio turnover rate (%)[c]	140	150	184	156	210
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Class B Years Ended January 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[a]	.48	.46	.38	.39	.35
Net realized and unrealized gain (loss)	.02	(.04)	(.27)	.12	.25
Total from investment operations	.50	.42	.11	.51	.60
Less distributions from: Net investment income	(.49)	(.49)	(.47)	(.44)	(.39)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.62	$ 12.61	$ 12.68	$ 13.04	$ 12.97
Total Return (%)[b]	4.02[c]	3.38[c]	.88[c]	3.95[c]	4.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	12	17	29	47
Ratio of expenses before expense reductions (%)	1.88	2.09	2.02	1.93	1.83
Ratio of expenses after expense reductions (%)	1.79	1.86	1.90	1.88	1.83
Ratio of net investment income (%)	3.80	3.64	2.94	3.00	2.71
Portfolio turnover rate (%)[d]	140	150	184	156	210
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Class C Years Ended January 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 12.67	$ 13.03	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[a]	.48	.46	.38	.39	.36
Net realized and unrealized gain (loss)	.02	(.04)	(.27)	.12	.25
Total from investment operations	.50	.42	.11	.51	.61
Less distributions from: Net investment income	(.49)	(.49)	(.47)	(.45)	(.40)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.61	$ 12.60	$ 12.67	$ 13.03	$ 12.97
Total Return (%)[b]	4.04[c]	3.39[c]	.89	4.01[c]	4.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	15	16	19
Ratio of expenses before expense reductions (%)	1.81	1.89	1.89	1.88	1.73
Ratio of expenses after expense reductions (%)	1.79	1.86	1.89	1.86	1.73
Ratio of net investment income (%)	3.81	3.64	2.95	3.02	2.81
Portfolio turnover rate (%)[d]	140	150	184	156	210
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Class S Years Ended January 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 12.68	$ 13.04	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[a]	.61	.59	.52	.52	.47
Net realized and unrealized gain (loss)	.02	(.04)	(.27)	.12	.26
Total from investment operations	.63	.55	.25	.64	.73
Less distributions from: Net investment income	(.62)	(.63)	(.61)	(.57)	(.52)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Total Return (%)	5.12[b]	4.45[b]	1.98	5.10[b]	5.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	417	442	352	374	408
Ratio of expenses before expense reductions (%)	.79	.85	.81	.85	.83
Ratio of expenses after expense reductions (%)	.77	.82	.81	.84	.83
Ratio of net investment income (%)	4.83	4.68	4.03	4.04	3.71
Portfolio turnover rate (%)[c]	140	150	184	156	210
[a] Based on average shares outstanding during the period.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Institutional Class Years Ended January 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.57	$ 12.66	$ 13.01	$ 12.97	$ 12.76
Income (loss) from investment operations: Net investment income[a]	.62	.59	.53	.54	.50
Net realized and unrealized gain (loss)	.02	(.04)	(.25)	.11	.25
Total from investment operations	.64	.55	.28	.65	.75
Less distributions from: Net investment income	(.63)	(.64)	(.63)	(.61)	(.54)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.58	$ 12.57	$ 12.66	$ 13.01	$ 12.97
Total Return (%)	5.21	4.46	2.13	5.22	6.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21.3		.4	9.6
Ratio of expenses after expense reductions (%)	.63	.76	.68	.66	.62
Ratio of net investment income (%)	4.96	4.74	4.16	4.22	3.92
Portfolio turnover rate (%)[b]	140	150	184	156	210
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 150%, 151%, 196%, 190% and 248% for the years ended January 31, 2008, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $63,714,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2009 ($45,354,000), January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), January 31, 2015 ($10,823,000) and January 31, 2016 ($1,270,000), the respective expiration dates, whichever occurs first.

During the year ended January 31, 2008, the Fund lost, through expiration, $18,974,000 of prior year capital loss carryforwards.

In addition, from November 1, 2007 through January 31, 2008, the Fund incurred approximately $1,158,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2009.

The Fund has reviewed the tax positions for each of the three open tax years as of January 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income	$ 2,192,178
Capital loss carryforwards	$ (63,714,000)
Net unrealized appreciation (depreciation) on investments	$ (4,293,819)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2008	2007
Distributions from ordinary income	$ 32,341,407	$ 34,779,029

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2008 purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $380,192,676 and $386,268,848, respectively. Purchases and sales of US Treasury obligations aggregated $532,372,877 and $551,731,241, respectively. Purchase and sales of mortgage dollar rolls aggregated $66,100,995 and $65,876,870, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2008 the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the period from February 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organization and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.80%
Class C	1.80%
Class S	.76%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.01%
Class B	1.76%
Class C	1.76%
Class S	.76%
Institutional Class	.76%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2008 the Advisor received an Administration Fee of $674,285, of which $56,043 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended January 31, 2008 the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2008
Class A	$ 276,882	$ —	$ 54,165
Class B	21,471	7,240	3,402
Class C	20,441	2,155	4,152
Class S	562,384	99,990	139,743
Institutional Class	269	—	—
	$ 881,447	$ 109,385	$ 201,462

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2008
Class B	$ 65,456	$ 7,472
Class C	94,483	8,197
	$ 159,939	$ 15,669

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2008	Annual Effective Rate
Class A	$ 481,393	$ 20,631.24%
Class B	21,113	—	.24%
Class C	30,892	2,246.25%
	$ 533,398	$ 22,877

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2008 aggregated $83,828.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2008 the CDSC for Class B and C shares aggregated $52,793 and $3,588, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2008 SDI received $42 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $47,211, of which $11,952 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2008 the Fund's custodian fee was reduced by $418 and $17,011, respectively for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2008		Year Ended January 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,593,786	$ 20,051,917	1,341,855	$ 16,837,531
Class B	88,909	1,121,410	84,594	1,060,869
Class C	183,476	2,304,473	163,185	2,049,468
Class AARP*	—	—	202,556	2,534,219
Class S	4,196,726	52,880,658	3,208,142	40,307,343
Institutional Class	2,335,708	29,457,401	922	11,600
		$ 105,815,859		$ 62,801,030
Shares issued to shareholders in reinvestment of distributions
Class A	585,581	$ 7,347,505	638,508	$ 8,013,041
Class B	23,442	294,516	38,513	483,422
Class C	29,999	376,419	32,256	404,804
Class AARP*	—	—	136,454	1,703,074
Class S	1,337,736	16,777,721	1,328,028	16,673,189
Institutional Class	85,730	1,071,474	1,416	17,734
		$ 25,867,635		$ 27,295,264
Shares redeemed
Class A	(3,717,290)	$ (46,748,942)	(4,053,073)	$ (50,843,609)
Class B	(530,201)	(6,684,539)	(471,522)	(5,919,564)
Class C	(239,262)	(3,008,473)	(339,719)	(4,261,313)
Class AARP*	—	—	(1,811,539)	(22,631,174)
Class S	(7,581,299)	(95,376,020)	(7,546,120)	(94,753,896)
Institutional Class	(800,048)	(10,033,663)	(3,344)	(42,034)
		$ (161,851,637)		$ (178,451,590)
Shares converted*
Class AARP	—	—	(10,358,230)	(128,517,718)
Class S	—	—	10,364,077	128,517,718
		$ —		$ —
Redemption fees		$ 13,494		$ 5,866
Net increase (decrease)
Class A	(1,537,923)	$ (19,349,151)	(2,072,710)	$ (25,992,896)
Class B	(417,850)	(5,268,374)	(348,415)	(4,375,200)
Class C	(25,787)	(327,581)	(144,278)	(1,804,963)
Class AARP*	—	—	(11,830,759)	(146,910,437)
Class S	(2,046,837)	(25,704,755)	7,354,127	90,746,766
Institutional Class	1,621,390	20,495,212	(1,006)	(12,700)
		$ (30,154,649)		$ (88,349,430)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006, and those shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 26, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA, the sub-advisory agreement (the "AAMI Agreement") between DIMA and Aberdeen Asset Management, Inc. ("AAMI") and the sub-sub-advisory agreement (the "Aberdeen IS Agreement", and together with the AAMI Agreement, the "Sub-Advisory Agreements") between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and the Sub-Advisory Agreements.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fees paid to AAMI and Aberdeen IS are paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and Sub-Advisory Agreements, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2006 and has underperformed its benchmark in the five-year period ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA, AAMI and Aberdeen IS. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the Sub-Advisory Agreements, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA, AAMI and Aberdeen IS have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA, AAMI and Aberdeen IS regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, AAMI or Aberdeen IS, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the Sub-Advisory Agreements, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of January 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, January 31, 2008, DWS Core Plus Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$76,525	$0	$0	$0
2007	$79,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$58,500	$25,000	$0
2007	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 25, 2008